UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2015

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On April 27, 2015, Harris Corporation (“Harris”) closed its issuance and sale of $500,000,000 aggregate principal amount of its 1.999% Notes due 2018 (the “2018 Notes”), $400,000,000 aggregate principal amount of its 2.700% Notes due 2020 (the “2020 Notes”), $600,000,000 aggregate principal amount of its 3.832% Notes due 2025 (the “2025 Notes”), $400,000,000 aggregate principal amount of its 4.854% Notes due 2035 (the “2035 Notes”) and $500,000,000 aggregate principal amount of its 5.054% Notes due 2045 (the “2045 Notes,” and together with the 2018 Notes, 2020 Notes, 2025 Notes and 2035 Notes, the “Notes”).

The Notes were offered and sold under Harris’ “automatic shelf” Registration Statement on Form S-3 (Registration No. 333-186929) filed with the Securities and Exchange Commission on February 27, 2013 (the “Registration Statement”). In connection with the issuance and sale of the Notes, the Company filed a Prospectus dated February 27, 2013 and a related Prospectus Supplement dated April 22, 2015, which relate to the issuance and sale of the Notes.

The Notes were issued pursuant to an Indenture, dated as of September 3, 2003 (Exhibit 4(b)(i) to the Registration Statement) (the “Indenture”), between Harris and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee.

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated as of April 22, 2015, among Harris and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., on behalf of themselves and the several underwriters named therein;

•	Form of Harris Corporation’s 1.999% Global Note due 2018;

•	Form of Harris Corporation’s 2.700% Global Note due 2020;

•	Form of Harris Corporation’s 3.832% Global Note due 2025;

•	Form of Harris Corporation’s 4.854% Global Note due 2035;

•	Form of Harris Corporation’s 5.054% Global Note due 2045; and

•	Opinion of Sullivan & Cromwell LLP as to validity of the Notes.

In connection with the closing of the sale of the Notes, a portion of the proceeds have been placed into escrow, satisfying the funds certain requirements under the Agreement and Plan of Merger, dated as of February 5, 2015, among Harris, Harris Communication Solutions (Indiana), Inc., and Exelis, filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Harris on February 9, 2015. As a result, the commitment of funds under the 364-Day Bridge Term Loan Agreement, dated as of March 16, 2015, among Harris, lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc. as administrative agent, sole lead arranger and sole bookrunner, Citibank, N.A. and SunTrust Bank, as co-syndication agents, and HSBC Bank USA, National Association, and Wells Fargo Bank, National Association as co-documentation agents, filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Harris on March 19, 2015, has been reduced to zero.

Additionally, on April 27, 2015, Harris issued a press release announcing that it is exercising its option to redeem in full the entire outstanding $400 million principal amount of its 5.95% Senior Notes due 2017 (the “5.95% Notes”) and the entire outstanding $350 million principal amount of its 6.375% Senior Notes due 2019 (the “6.375% Notes” and together with the 5.95% Notes, the “Notes”). The Notes will be redeemed on May 27, 2015 at a “make-whole” redemption price as set forth in the respective Notes. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated as of April 22, 2015, among Harris Corporation and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., on behalf of themselves and the several underwriters named therein.

4.1	Form of Harris Corporation’s 1.999% Global Note due 2018.

4.2	Form of Harris Corporation’s 2.700% Global Note due 2020.

4.3	Form of Harris Corporation’s 3.832% Global Note due 2025.

4.4	Form of Harris Corporation’s 4.854% Global Note due 2035.

4.5	Form of Harris Corporation’s 5.054% Global Note due 2045.

5.1	Opinion of Sullivan & Cromwell LLP as to validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

99.1	Press Release announcing redemption of 5.95% Notes due 2017 and 6.375% Notes due 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By:	/s/ Miguel A. Lopez
	Name:	Miguel A. Lopez
	Title:	Senior Vice President and Chief
Financial Officer

Date: April 27, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 22, 2015, among Harris Corporation and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., on behalf of themselves and the several underwriters named therein.

4.1	Form of Harris Corporation’s 1.999% Global Note due 2018.

4.2	Form of Harris Corporation’s 2.700% Global Note due 2020.

4.3	Form of Harris Corporation’s 3.832% Global Note due 2025.

4.4	Form of Harris Corporation’s 4.854% Global Note due 2035.

4.5	Form of Harris Corporation’s 5.054% Global Note due 2045.

5.1	Opinion of Sullivan & Cromwell LLP as to validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

99.1	Press Release announcing redemption of 5.95% Notes due 2017 and 6.375% Notes due 2019.